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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                            December 11, 1998 (December 9, 1998)
                                            ------------------------------------


                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            OHIO                         1-11593                 31-1414921
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)


                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Index to Exhibits is on Page 4.
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ITEM 5.       OTHER EVENTS.

              On December 9, 1998, The Scotts Company (the "Company") announced that it had closed its Senior Secured Credit Facilities totaling $1.025 billion (the "Credit Facilities"). The Company will use proceeds from the Credit Facilities to refinance the purchase of Rhone-Poulenc Jardin's lawn and garden business and to refinance its existing credit agreement. The Credit Facilities are comprised of a $500 million revolving credit facility and $525 million in term loan facilities. The term portions of the facilities include a $265 million multi-currency Tranche A, a $140 million Tranche B and a $120 million Tranche C. Chase Securities Inc. acted as Book Manager and Lead Arranger for a syndicate that includes as Administrative Agent The Chase Manhattan Bank, as Syndication Agent Salomon Smith Barney, Inc. and as Co-Documentation Agents Credit Lyonnais Chicago Branch and NBD Bank.

              The closing of the Credit Facilities is described in the press release issued on December 9, 1998, which is included herewith as Exhibit 99.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

              EXHIBIT
              -------
              NUMBER                            DESCRIPTION
              ------                            -----------

                 4 Credit Agreement, dated as of December 4, 1998, by and among The Scotts Company; OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium 2 BVBA and The Scotts Company
                            (UK) Ltd. as Subsidiary Borrowers; the lenders party thereto; The Chase Manhattan Bank as Administrative Agent; Salomon Smith Barney, Inc. as Syndication Agent; Credit Lyonnais Chicago Branch and NBD Bank as Co-Documentation Agents; and Chase Securities Inc. as Lead Arranger and as Book Manager

                99          Press Release issued December 9, 1998

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE SCOTTS COMPANY

Date:  December 11, 1998              By: /s/ Jean H. Mordo
                                         ---------------------------------------
                                         Jean H. Mordo, Executive Vice President
                                         and Chief Financial Officer

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
                                         INDEX TO EXHIBITS
                                         -----------------

              EXHIBIT                           DESCRIPTION                            PAGE NO.
              -------                           -----------                            --------
              NUMBER
              ------
                 4          Credit Agreement, dated as of December 4, 1998, by             *
                            and among The Scotts Company; OM Scott International
                            Investments Ltd., Miracle Garden Care Limited,
                            Scotts Holdings Limited, Hyponex Corporation,
                            Scotts' Miracle-Gro Products, Inc., Scotts-Sierra
                            Horticultural Products Company, Republic Tool &
                            Manufacturing Corp., Scotts-Sierra Investments,
                            Inc., Scotts France Holdings SARL, Scotts Holding
                            GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France
                            SARL, Scotts Belgium 2 BVBA and The Scotts Company
                            (UK) Ltd. as Subsidiary Borrowers; the lenders party
                            thereto; The Chase Manhattan Bank as Administrative
                            Agent; Salomon Smith Barney, Inc. as Syndication
                            Agent; Credit Lyonnais Chicago Branch and NBD Bank
                            as Co-Documentation Agents; and Chase Securities
                            Inc. as Lead Arranger and as Book Manager

                99          Press Release issued December 9, 1998                          *

----------------
*Filed herewith

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